Exhibit 99.1

Special Projects Media, LLC

fINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED December 31, 2022 AND 2021

INDEX TO FINANCIAL STATEMENTS

SPECIAL PROJECTS MEDIA, LLC

AUDITED FINANCIAL STATEMENTS

 i

grant thornton llp

1301 International Parkway, Suite 300

Fort Lauderdale, FL 33323

D       +1 954 768 9900

F       +1 954 768 9908

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Special Projects Media, LLC

Opinion

We have audited the financial statements of Special Projects Media, LLC (the “Company”), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion

We conducted our audits of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of matter

As discussed in Note 2 to the financial statements, the Company has adopted new accounting guidance in 2022 related to the accounting for leases. Our opinion is not modified with respect to this matter.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

GRANT THORNTON LLP

/s/ GRANT THORNTON LLP

Fort Lauderdale, Florida
December 18, 2023

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SPECIAL PROJECTS MEDIA, LLC

BALANCE SHEETS

AS OF DECEMBER 31, 2022 AND 2021

	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$502,931	$1,400,922
Accounts receivable	336,279	618,899
Prepaid expenses	78,327	—
Prepaid income taxes	4,538	3,859
Total current assets	922,075	2,023,680
Right-of-use asset	149,611	—
Other assets	17,456	6,407
Total assets	$1,089,142	$2,030,087

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable	$215,289	$405,250
Credit card payable	100,278	35,903
Advance billings	210,189	690,000
Lease liability - current	72,089	—
Total current liabilities	597,845	1,131,153
Lease liability - noncurrent	77,522	—
Total liabilities	675,367	1,131,153

MEMBERS' EQUITY
Members' equity	413,775	898,934
Total liabilities and members' equity	$1,089,142	$2,030,087

The accompanying notes are an integral part of these financial statements.

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SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	2022	2021
REVENUES	$6,979,272	$4,529,175

OPERATING EXPENSES:
Cost of services	5,307,590	2,943,599
Office and general expenses	798,664	525,653
	6,106,254	3,469,252

Income from operations	873,018	1,059,923

OTHER INCOME:
Gain on extinguishment of debt	—	275,892
Interest income	201	220
Other income	201	276,112
Income before income taxes	873,219	1,336,035
Income tax expense	28,693	22,941
Net income	$844,526	$1,313,094

The accompanying notes are an integral part of these financial statements.

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SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$844,526	$1,313,094
Adjustments to reconcile net income to net cash
provided by operating activities
Gain on extinguishment of debt	—	(275,892)
Increase (decrease) in cash from changes in
operating assets and liabilities
Accounts receivable	282,620	(430,221)
Prepaid income taxes	(679)	(3,859)
Prepaid expenses	(78,327)	(8,964)
Other assets	(11,049)	2,544
Accounts payable	(189,961)	213,250
Credit card payable	64,375	22,418
Lease liability, net	(13,131)	—
Advance billings	(479,811)	690,000
Net cash provided by operating activities	418,563	1,522,370

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from PPP loan	—	129,267
Members' draws	(1,316,554)	(1,010,000)
Net cash used in financing activities	(1,316,554)	(880,733)

Increase (decrease) in cash and cash equivalents	(897,991)	641,637
Cash and cash equivalents, beginning of the year	1,400,922	759,285
Cash and cash equivalents, end of the year	$502,931	$1,400,922

SUPPLEMENTAL DISCLOSURE OF:
CASH FLOWS INFORMATION:
Income taxes paid	$29,372	$35,651

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:
PPP loan principal forgiven	$—	$275,892

The accompanying notes are an integral part of these financial statements.

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SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

AS OF DECEMBER 31, 2022 AND 2021

Balance as of December 31, 2020	$595,840
Net income for the year ended December 31, 2021	1,313,094
Members' draws during the year ended December 31, 2021	(1,010,000)
Balance as of December 31, 2021	$898,934
Net income for the year ended December 31, 2022	844,526
Adoption of ASC 842	(13,131)
Members' draws during the year ended December 31, 2022	(1,316,554)
Balance as of December 31, 2022	$413,775

The accompanying notes are an integral part of these financial statements.

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Founded in 2016, Special Projects Media, LLC (the “Company”) is an editorially minded talent booking and events agency that elevates media, fashion and lifestyle brands through the unique use of celebrities and storytelling. The Company is organized in New York, New York. The Company leverages the experience of its founders as magazine makers, dynamic thinkers and strategic marketers to connect talent with editorial, branded content, advertising and live and virtual event opportunities. The Company works with clients in multiple industries.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of the financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make judgements, estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and the amounts of revenue and expenses reported during the period. These estimates are evaluated on an ongoing basis and are based on historical experience, current conditions and various other assumptions believed to be reasonable under the circumstances. These estimates require the use of assumptions about future performance, which are uncertain at the time of estimation. To the extent actual results differ from the assumptions used, results of operations and cash flows could be materially affected.

Fair Value – The Company applies the fair value measurement guidance for financial assets and liabilities that are required to be measured at fair value and for non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis.

Cash and Cash Equivalents – The Company’s cash equivalents are primarily comprised of investments in overnight interest-bearing deposits with original maturity dates of three months or less at the time of purchase.

Concentration of Credit Risk – The Company provides marketing services to clients who operate in several industries. Credit is granted to qualified clients in the ordinary course of business. Due to the diversified nature of the Company’s client base, the Company does not believe that it is exposed to a concentration of credit risk. The Company’s financial instruments that are exposed primarily consist of cash and cash equivalents and trade accounts receivable. Cash balances are maintained principally at one major United States financial institution and are insured by the Federal Deposit Insurance Corporation (“FDIC”). At various times throughout the year, the Company’s cash balance may exceed the FDIC insurance limit.

Allowance for Doubtful Accounts – Accounts receivables are stated at invoiced amounts less allowance for doubtful accounts. The allowances represent estimated uncollectible receivables associated with potential customer defaults usually due to customers’ potential insolvency. The allowances include amounts for certain customers where a risk of default has been specifically identified. The assessment of the likelihood of customer defaults is based on various factors, including the length of time the receivables are past due, historical experience and existing economic conditions. Allowance for doubtful accounts was $0 as December 31, 2022 and 2021.

Leases – Effective January l, 2022, the Company adopted Accounting Standards Codification 842, Leases ("ASC 842") using the modified retrospective method of adoption, which does not require restatement of prior year reported results. The Company recognizes on the balance sheet at the time of lease commencement a right-of-use lease asset and a lease liability, initially measured at the present value of the lease payments. All right-of-use lease assets are reviewed for impairment. With the adoption of ASC 842, the Company elected to apply the package of practical expedients: (i) whether a contract is or contains a lease, (ii) the classification of existing leases, and (iii) whether previously capitalized costs continue to qualify as initial indirect costs. Additionally, the Company elected the practical expedient to not separate non-lease components from lease components for operating leases and not to apply the recognition requirements to short-term leases. On the date of adoption, the Company recorded a right-of-use asset and offsetting lease liability of $218,627. See Note 6 for further information on leases.

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Revenue Recognition – The Company’s revenue is recognized as control of the promised services are transferred to clients, in an amount that reflects the consideration it expects to be entitled to in exchange for those services. See Note 3 for additional information.

Cost of Services – Cost of services primarily consists of staff costs that are directly attributable to the Company’s client engagements, as well as third-party direct costs of production and delivery of services to its clients. Cost of services does not include other office and general expenses that are not directly attributable to client engagements.

Income Taxes – The Company operates as a Limited Liability Company (“LLC”) under the statutes of the Limited Liability Company Act of the State of New York. Under those statutes, the Company’s taxable income or loss is distributed to its members, who report their proportionate share of income or loss on their income tax returns. However, the Company is subject to the New York limited liability fee, California State limited liability fee and tax, New York City unincorporated business tax and City of Los Angles business tax. Current tax expense includes New York State limited liability fee, California State limited liability fee, California State limited liability tax, New York unincorporated business tax and City of Los Angeles business tax. Current tax expense is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

The Company takes a two-step approach to recognizing and measuring tax positions taken or to be taken in the Company’s income tax returns. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being recognized upon settlement.

Interest and penalties resulting from uncertain tax positions are classified in the financial statements as provision for income taxes.

Retirement Costs – The Company offers employees access to a defined contribution retirement plan. Under the defined contribution plan, the Company may make annual contributions to the participants’ accounts which are subject to vesting. The Company’s contribution expense pursuant to this plan was $40,772 and $33,165 for the years ended December 31, 2022 and 2021, respectively and is recorded in office and general expenses in the accompanying statements of operations.

NOTE 3 – REVENUE

The Company derives revenues from providing an extensive range of services to clients, offering a variety of marketing and communication capabilities including casting and coordinating celebrity and influencer involvement with brands marketing campaigns and special events and production for advertising campaigns across a variety of platforms (print, digital, social media, television broadcast) and events management. The Company’s arrangements are in the form of fees for services performed, commissions, and from performance incentives or bonuses, depending on the terms of the client contracts. In all circumstances, revenue is recognized when its customers obtain control of the promised services, in an amount that reflects the consideration to which it expects to receive in exchange for those services. Payment terms are generally less than 30 days.

To determine recognition, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contracts; and (v) recognize revenue as or when it satisfies the performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determines those that are distinct performance obligations. It then assesses whether it acts as an agent or a principal for each identified performance obligation and includes revenue within the transaction price for third-party costs when it determines that it is acting as principal. The Company typically does not capitalize costs to obtain a contract as these amounts would generally be recognized over a period of one year or less.

The majority of the Company’s fees are recognized over time as services are performed, and are generally recognized on a straight-line or monthly basis, as the services are consumed by its clients, which approximates the proportional performance on such contracts.

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

Principal vs Agent

When a third-party is involved in the delivery of the Company’s services to its client, it assesses whether or not it is acting as a principal or an agent in the arrangement. The assessment is based on whether it controls the specified services at any time before they are transferred to the customer. The Company has determined that in the services that it performs, it generally acts as principal as it provides a significant service of integrating goods or services provided by third parties into the specified deliverable to its clients. In addition, the Company has determined that it is responsible for the performance of the third-party suppliers, which are combined with its own services, before transferring those services to the customer. For the majority of its contracts, the Company records the gross amount billed to the customer within total revenue and the related costs in costs of services in its statement of operations.

Contract Assets and Liabilities

Contract assets consist of fees and reimbursable outside vendor costs incurred on behalf of clients when providing advertising and marketing services that have not yet been invoiced to clients. Such amounts are invoiced to clients at various times over the course of providing services. Unbilled revenue was $0 as of December 31, 2022 and 2021.

Contract liabilities consist of fees received from or billed to clients in excess of fees recognized. Such fees are classified and presented on the Company’s balance sheets as advance billings. Advance billings as of December 31, 2022 and 2021, were $210,189 and $690,000, respectively. During the year ended December 31, 2022, the Company recognized as revenue $529,811 from advance billings made in 2021. The Company did not record any revenue from advance billings for the year ended December 31, 2021 as the balance of advance billings as of December 31, 2020 was $0.

Changes in contract asset and liability balances during the years ended December 31, 2022 and 2021, were not materially impacted by write off, impairment losses or any other factors.

The majority of the Company’s contracts are for periods of one year or less.

NOTE 4 – INCOME TAXES

The provision of income taxes is comprised of the following for the years ended December 31, 2022 and 2021:

	For the year ended December 31,
	2022	2021
Current
State	$6,800	$6,800
Local	21,893	16,141
Total current tax provision	$28,693	$22,941

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

NOTE 5 – DEBT

The Company received loan proceeds in the amount of $146,625 during the year ended December 31, 2020 and $129,267 during the year ended December 31, 2021 under the Paycheck Protection Program (“PPP”) as 1st draw PPP loan and 2nd draw PPP loan, respectively. Established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), the PPP provided loans to qualifying businesses in amounts up to 2.5 times the business’ average monthly payroll expense. PPP loans and accrued interest were forgivable after a “covered period” (eight or 24 weeks) as long as the borrower maintained its payroll levels and used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities. The forgiveness amounts were to be reduced if the borrower terminated employees or reduced salaries during the covered period. Any unforgiven portion of a PPP loan was payable over two or five years at an interest rate of 1%, with a deferral of payments for ten months after the end of the covered period. The Company used the PPP loan proceeds of the 1st and 2nd draw PPP loans for purposes consistent with the PPP, applied for forgiveness, and was granted full forgiveness during the year ended December 31, 2021. The Company recorded the forgiveness when the loan obligation was legally released. Interest on the forgiven PPP loan was immaterial and was not recorded by the Company when it received 100% loan forgiveness on both the PPP loans. The loan forgiveness of $275,892 was recorded as a gain on extinguishment of debt in the accompanying statement of operations for the year ended December 31, 2021. The Company did not have any outstanding PPP loans during the year ended December 31, 2022.

NOTE 6 – LEASES

The Company leases operating and office space in New York and California (the “New York Lease” and “California Lease”, respectively). The New York Lease expired on September 30, 2022 and was extended for a period of two years until September 30, 2024. The California lease was entered into on October 15, 2021 and expired on April 30, 2022. On June 20, 2022, the Company entered into a new lease for a larger space for a period of six months until December 20, 2022. Subsequent to December 20, 2022, the California lease is on a month-to-month basis. These spaces are primarily used for office and administrative purposes by the Company’s employees in performing professional services. These leases are classified as operating leases. All operating leases are accounted for by recognizing a right-of-use asset and a lease liability except for leases of low value assets and leases with a duration period of twelve months or less.

The Company’s leasing policies are established in accordance with ASC 842, and accordingly, the Company recognizes on the balance sheet at the time of lease commencement a right-of-use asset and a lease liability, initially measured at the present value of the lease payments. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The right-of-use asset is reviewed for impairment. In determining the present value of its lease payments, the Company uses its incremental borrowing rate based on the information available at the commencement of the lease, as the Company’s implicit rate in its leases is not readily determinable. Lease payments included in the measurement of the lease liability are comprised of noncancelable lease payments, payments based upon an index or rate, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

Lease costs are recognized in the statements of operations over the lease term on a straight-line basis. The discount rate used for the New York Lease is 7.27%.

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

The following table presents operating lease balances as of December 31, 2022:

Operating Leases	As of December 31, 2022
Assets
Right-of-use asset	$149,611

Liabilities
Current
Lease liability	$72,089

Noncurrent
Lease liability	$77,522

Total operating lease liability	$149,611

Lease cost associated with operating leases for the year ended December 31, 2022 of $156,657 is included in office and general expenses on the accompanying statement of operations, $85,600 of which relates to the California Lease. Prior to the adoption of ASC 842, rent expense of $88,488 was recognized during the year ended December 31, 2021 in office and general expenses on the accompanying statement of operations.

The following table presents minimum future lease payments under the Company’s leases at December 31, 2022 and their reconciliation to the corresponding lease liability:

Year	Operating Leases
2023	$85,873
2024	65,843
Total future lease payments	$151,716
Less: Imputed interest	(2,105)
Present value of lease liabilities	$149,611

NOTE 7 – FAIR VALUE MEASUREMENTS

A fair value measurement assumes a transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous for the asset or liability.

In determining fair value, the Company utilizes valuation techniques that maximize the use of the observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counterparty credit risk in the assessment of fair value. The hierarchy for observable and unobservable inputs used to measure fair value into three broad levels are described below:

Level 1 – Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2 – Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

Level 3 – Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

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SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022 AND 2021

At December 31, 2022 and 2021, the carrying amount of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, prepaid expenses, prepaid income taxes, credit card payable and advance billings approximated fair value because of their short-term maturity.

Non-financial Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis – Certain non-financial assets are measured at fair value on a nonrecurring basis, primarily the right-of-use asset (Level 2 for fair value measurement). Accordingly, these assets are not measured and adjusted to fair value on an ongoing basis but are subject to periodic evaluations for potential impairment when impairment indicators are present. There were no indicators of impairment of right-of-use asset during the year ended December 31, 2022.

NOTE 8 – CONCENTRATIONS

As of December 31, 2022, four vendors represented approximately 28%, 22%, 16% and 14% of the accounts payable respectively. For the year ended December 31, 2022, one customer accounted for approximately 32% of revenues. As of December 31, 2022, four customers represented 26%, 25%, 17% and 10%, respectively, of accounts receivable.

As of December 31, 2021, three vendors represented approximately 58%, 11% and 10% of accounts payable, respectively. For the year ended December 31, 2021, two customers accounted for approximately 35% and 11% of the revenue, respectively. As of December 31, 2021, three customers represented approximately 40%, 18% and 11% of the accounts receivable, respectively.

NOTE 9 – SUBSEQUENT EVENTS

On October 2, 2023, Dolphin Entertainment, Inc., (“Dolphin”), a Florida corporation, acquired all of the issued and outstanding membership interest of the Company, pursuant to a membership interest purchase agreement and the Company became a wholly owned subsidiary of Dolphin.

The consideration paid by Dolphin in connection with the acquisition of the Company was approximately $10.0 million, which is subject to adjustments based on a customary post-closing cash consideration adjustment.

In connection with its acquisition, on October 2, 2023, the Company became a party to a loan agreement with BankUnited (“BankUnited Loan Agreement”), which was entered into on September 29, 2023 by certain subsidiaries of Dolphin. The BankUnited Loan Agreement includes: (i) $5,800,000 secured term loan (“BKU Term Loan”), (ii) and $750,000 of a secured revolving line of credit (“BKU Line of Credit”) and (iii) $400,000 Commercial Card (“BKU Commercial Card”), which mature in September 2026. The BankUnited Credit Facility contains certain financial and liquidity covenants.

Proceeds from the BKU Term Loan were partially used to finance Dolphin’s acquisition of the Company.

The Company evaluated its December 31, 2022 financial statements for subsequent events through December 18, 2023, the date the financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements other than those disclosed.

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Special Projects Media, LLC

fINANCIAL STATEMENTS AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 and 2022

 i

SPECIAL PROJECTS MEDIA, LLC

BALANCE SHEETS

AS OF SEPTEMBER 30, 2023 and 2022

(Unaudited)

ASSETS	2023	2022
Current assets
Cash and cash equivalents	$521,821	$1,497,814
Accounts receivable	1,155,871	776,297
Prepaid expenses	6,800	36,000
Prepaid income taxes	4,538	3,859
Total current assets	1,689,030	2,313,970
Right-of-use asset	91,840	168,172
Other assets	30,453	12,582
Total assets	$1,811,323	$2,494,724

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable	$724,724	$631,220
Credit card payable	39,917	90,012
Advance billings	30,000	366,250
Lease liability - current	91,840	85,236
Other current liabilities	15,000	—
Total current liabilities	901,481	1,172,718
Noncurrent liabilities
Lease liability - noncurrent	—	82,936
Total liabilities	901,481	1,255,654
MEMBERS' EQUITY
Members' equity	909,842	1,239,070
Total liabilities and members' equity	$1,811,323	$2,494,724

The accompanying notes are an integral part of these financial statements.

1

SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 and 2022

(Unaudited)

	2023	2022
REVENUES	$5,478,385	$5,211,271

OPERATING EXPENSES:
Cost of services	4,150,631	3,760,381
Office and general expenses	431,442	328,854
	4,582,073	4,089,235

Income from operations	896,312	1,120,036

OTHER INCOME:
Interest income	12	167
Other income	12	167
Income before income taxes	896,324	1,122,203
Income tax expense	18,892	29,372
Net income	$877,432	$1,092,831

The accompanying notes are an integral part of these financial statements.

2

SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 and 2022

(Unaudited)

	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$877,432	$1,092,831
Increase (decrease) in cash from changes in operating assets and liabilities

Accounts receivable	(819,592)	(157,398)
Prepaid expenses	71,527	(36,000)
Other assets	(12,997)	(6,175)
Accounts payable	509,435	225,970
Credit card payable	(60,361)	54,109
Other current liabilities	15,000	—
Advance billings	(180,189)	(323,750)
Net cash provided by operating activities	400,255	849,587

CASH FLOWS FROM FINANCING ACTIVITIES
Members' draws	(381,365)	(752,695)
Net cash used in financing activities	(381,365)	(752,695)

Increase in cash and cash equivalents	18,890	96,892
Cash and cash equivalents, beginning of the period	502,931	1,400,922
Cash and cash equivalents, end of the period	$521,821	$1,497,814

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Income taxes paid	$26,057	$29,372

The accompanying notes are an integral part of these financial statements.

3

SPECIAL PROJECTS MEDIA, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

AS OF SEPTEMBER 30, 2023 and 2022

(Unaudited)

Balance as of December 31, 2021	$898,934
Net income for the nine months ended September 30, 2022	1,092,831
Member draws during the nine months ended September 30, 2022	(752,695)
Balance as of September 30, 2022	$1,239,070

Balance as of December 31, 2022	$413,775
Net income for the nine months ended September 30, 2023	877,432
Members' draws during the nine months ended September 30, 2023	(381,365)
Balance as of September 30, 2023	$909,842

The accompanying notes are an integral part of these financial statements.

4

SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 and 2022

(Unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Founded in 2016, Special Projects Media, LLC (the “Company”) is an editorially minded talent booking and events agency that elevates media, fashion and lifestyle brands through the unique use of celebrities and storytelling. The Company is organized in New York, New York. The Company leverages the experience of its founders as magazine makers, dynamic thinkers and strategic marketers to connect talent with editorial, branded content, advertising and live and virtual event opportunities. The Company works with clients in multiple industries.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of the financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make judgements, estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and the amounts of revenue and expenses reported during the period. These estimates are evaluated on an ongoing basis and are based on historical experience, current conditions and various other assumptions believed to be reasonable under the circumstances. These estimates require the use of assumptions about future performance, which are uncertain at the time of estimation. To the extent actual results differ from the assumptions used, results of operations and cash flows could be materially affected.

Fair Value – The Company applies the fair value measurement guidance for financial assets and liabilities that are required to be measured at fair value and for non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis.

Cash and Cash Equivalents – The Company’s cash equivalents are primarily comprised of investments in overnight interest-bearing deposits with original maturity dates of three months or less at the time of purchase.

Concentration of Credit Risk – The Company provides marketing services to clients who operate in several industries. Credit is granted to qualified clients in the ordinary course of business. Due to the diversified nature of the Company’s client base, the Company does not believe that it is exposed to a concentration of credit risk. The Company’s financial instruments that are exposed primarily consist of cash and cash equivalents and trade accounts receivable. Cash balances are maintained principally at one major United States financial institution and are insured by the Federal Deposit Insurance Corporation (“FDIC”). At various times throughout the year, the Company’s cash balance may exceed the FDIC insurance limit.

Allowance for Doubtful Accounts – Accounts receivables are stated at invoiced amounts less allowance for doubtful accounts. The allowances represent estimated uncollectible receivables associated with potential customer defaults usually due to customers’ potential insolvency. The allowances include amounts for certain customers where a risk of default has been specifically identified. The assessment of the likelihood of customer defaults is based on various factors, including the length of time the receivables are past due, historical experience and existing economic conditions. Allowance for doubtful accounts was $0 as of September 30, 2023 and 2022.

Leases – Effective January l, 2022, the Company adopted Accounting Standards Codification 842, Leases ("ASC 842") using the modified retrospective method of adoption, which does not require restatement of prior year reported results. The Company recognizes on the balance sheet at the time of lease commencement a right-of-use lease asset and a lease liability, initially measured at the present value of the lease payments. All right-of-use lease assets are reviewed for impairment. With the adoption of ASC 842, the Company elected to apply the package of practical expedients: (i) whether a contract is or contains a lease, (ii) the classification of existing leases, and (iii) whether previously capitalized costs continue to qualify as initial indirect costs. Additionally, the Company elected the practical expedient to not separate non-lease components from lease components for operating leases and not to apply the recognition requirements to short-term leases. As of September 30, 2023 and 2022, the Company had a right of use asset of $91,840 and $168,172, respectively in its balance sheets. See Note 5 for further information on leases.

Revenue Recognition – The Company’s revenue is recognized as control of the promised services are transferred to clients, in an amount that reflects the consideration it expects to be entitled to in exchange for those services. See Note 3 for additional information.

Cost of Services – Cost of services primarily consists of staff costs that are directly attributable to the Company’s client engagements, as well as third-party direct costs of production and delivery of services to its clients. Cost of services does not include other office and general expenses that are not directly attributable to client engagements.

5

SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 and 2022

(Unaudited)

Income Taxes – The Company operates as a Limited, Liability Company (“LLC”) under the statutes of the Limited Liability Company Act of the State of New York. Under those statutes, the Company’s taxable income or loss is distributed to its members, who report their proportionate share of income or loss on their income tax returns. However, the Company is subject to the New York limited liability fee, California State limited liability fee and tax, New York City unincorporated business tax and City of Los Angles business tax. Current tax expense includes New York State limited liability fee, California State limited liability fee, California State limited liability tax, New York unincorporated business tax and City of Los Angeles business tax. Current tax expense is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

The Company takes a two-step approach to recognizing and measuring tax positions taken or to be taken in the Company’s income tax returns. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being recognized upon settlement.

Interest and penalties resulting from uncertain tax positions are classified in the financial statements as provision for income taxes.

Retirement Costs – The Company offers employees access to a defined contribution retirement plan. Under the defined contribution plan, the Company may make annual contributions to the participants’ accounts which are subject to vesting. The Company’s contribution expense pursuant to this plan was $31,807 and $28,029, respectively, for the nine months ended September 30, 2023 and 2022 and is recorded in office and general expenses in the accompanying statement of operations.

NOTE 3 – REVENUE

The Company derives revenues from providing an extensive range of services to clients, offering a variety of marketing and communication capabilities including casting and coordinating celebrity and influencer involvement with brands marketing campaigns and special events and production for advertising campaigns across a variety of platforms (print, digital, social media, television broadcast) and events management. The Company’s arrangements are in the form of fees for services performed, commissions, and from performance incentives or bonuses, depending on the terms of the client contracts. In all circumstances, revenue is recognized when its customers obtain control of the promised services, in an amount that reflects the consideration to which it expects to receive in exchange for those services. Payment terms are generally less than 30 days.

To determine recognition, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contracts; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contracts; and (v) recognize revenue as or when it satisfies the performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determines those that are distinct performance obligations. It then assesses whether it acts as an agent or a principal for each identified performance obligation and includes revenue within the transaction price for third-party costs when it determines that it is acting as principal. The Company typically does not capitalize costs to obtain a contract as these amounts would generally be recognized over a period of one year or less.

The majority of the Company’s fees are recognized over time as services are performed, and are generally recognized on a straight-line or monthly basis, as the services are consumed by its clients, which approximates the proportional performance on such contracts.

6

SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 and 2022

(Unaudited)

Principal vs Agent

When a third-party is involved in the delivery of the Company’s services to its client, it assesses whether or not it is acting as a principal or an agent in the arrangement. The assessment is based on whether it controls the specified services at any time before they are transferred to the customer. The Company has determined that in the services that it performs, it generally acts as principal as it provides a significant service of integrating goods or services provided by third parties into the specified deliverable to its clients. In addition, the Company has determined that it is responsible for the performance of the third-party suppliers, which are combined with its own services, before transferring those services to the customer. For the majority of its contracts, the Company records the gross amount billed to the customer within total revenue and the related costs in costs of services in its statement of operations.

Contract Assets and Liabilities

Contract assets consist of fees and reimbursable outside vendor costs incurred on behalf of clients when providing advertising and marketing services that have not yet been invoiced to clients. Such amounts are invoiced to clients at various times over the course of providing services. Unbilled revenue was $0 as of September 30, 2023 and 2022.

Contract liabilities consist of fees received from or billed to clients in excess of fees recognized. Such fees are classified and presented on the Company’s balance sheets as advance billings. Advance billings as of September 30, 2023 and 2022 were $30,000 and $366,250, respectively. During nine months ended September 30, 2023 and 2022, respectively, the Company recognized as revenue $210,189 from advance billings made in 2022 and $323,750 from advance billings made in 2021.

Changes in contract asset and liability balances during the nine months ended September 30, 2023 and 2022 were not materially impacted by write off, impairment losses or any other factors.

The majority of the Company’s contracts are for periods of one year or less.

NOTE 4 – INCOME TAXES

The provision of income taxes is comprised of the following for the nine months ended September 30, 2023 and 2022:

Current	2023	2022
State	$6,800	$6,800
Local	12,092	22,572
Total current tax provision	$18,892	$29,372

NOTE 5 – LEASES

The Company leases operating and office space in New York and California (the “New York Lease” and “California Lease”, respectively). The New York Lease expired on September 30, 2022 and was extended for a period of two years until September 30, 2024. The California lease is on a month-to-month basis. These spaces are primarily used for office and administrative purposes by the Company’s employees in performing professional services. These leases are classified as operating leases. All operating leases are accounted for by recognizing a right-of-use asset and a lease liability except for leases of low value assets and leases with a duration period of twelve months or less.

7

SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 and 2022

(Unaudited)

The Company’s leasing policies are established in accordance with ASC 842, and accordingly, the Company recognizes on the balance sheet at the time of lease commencement a right-of-use asset and a lease liability, initially measured at the present value of the lease payments. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The right-of-use asset is reviewed for impairment. In determining the present value of its lease payments, the Company uses its incremental borrowing rate based on the information available at the commencement of the lease, as the Company’s implicit rate in its leases is not readily determinable. Lease payments included in the measurement of the lease liability are comprised of noncancelable lease payments, payments based upon an index or rate, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

Lease costs are recognized in the statements of operations over the lease term on a straight-line basis. The discount rate used for the New York Lease is 7.27%.

The following table presents operating lease balances as of September 30, 2023 and 2022:

Operating Leases	2023	2022
Assets
Right-of-use asset	$91,840	$168,172

Liabilities
Current
Lease liability	$91,840	$85,236

Noncurrent
Lease liability	$91,840	$82,936
Total operating lease liability	$91,840	$168,172

Lease cost associated with operating leases for the nine months ended September 30, 2023 and 2022 of $151,319 and $119,934, respectively, is included in office and general expenses on the accompanying statement of operations, $86,731 of which relates to the California month-to-month lease during the nine months ended September 30, 2023.

The following table presents minimum future lease payments under the Company’s leases at September 30, 2023 and their reconciliation to the corresponding lease liability:

Year	Operating Leases
2023	$21,948
2024	73,160
Total future lease payments	$95,108
Less: Imputed interest	(3,268)
Present value of lease liabilities	$91,840

8

SPECIAL PROJECTS MEDIA, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2023 and 2022

(Unaudited)

NOTE 6 – FAIR VALUE MEASUREMENTS

A fair value measurement assumes a transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous for the asset or liability.

In determining fair value, the Company utilizes valuation techniques that maximize the use of the observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counterparty credit risk in the assessment of fair value. The hierarchy for observable and unobservable inputs used to measure fair value into three broad levels are described below:

Level 1 – Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2 – Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

Level 3 – Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

At September 30, 2023 and 2022, the carrying amount of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, prepaid expenses, prepaid income taxes, credit card payable and advance billings approximated fair value because of their short-term maturity.

Non-financial Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis – Certain non-financial assets are measured at fair value on a nonrecurring basis, primarily the right-of-use asset (Level 2 for fair value measurement). Accordingly, these assets are not measured and adjusted to fair value on an ongoing basis but are subject to periodic evaluations for potential impairment when impairment indicators are present. There were no indicators of impairment of right-of-use asset during the nine months ended September 30, 2023 and 2022.

NOTE 7 – CONCENTRATIONS

As of September 30, 2023, two vendors represented approximately 45% and 33% of the accounts payable respectively. For the nine months ended September 30, 2023, one customer accounted for approximately 48% of revenues. As of September 30, 2023, two customers represented 46% and 11%, respectively, of accounts receivable.

As of September 30, 2022, one vendor represented approximately 48% of the accounts payable. For the nine months ended September 30, 2022, one customer accounted for approximately 31% of revenues. As of September 30, 2022, two customers represented 28 and 24%, respectively, of accounts receivable.

NOTE 8 – SUBSEQUENT EVENTS

On October 2, 2023, Dolphin Entertainment, Inc., (“Dolphin”), a Florida corporation, acquired all of the issued and outstanding membership interest of the Company, pursuant to a membership interest purchase agreement and the Company became a wholly owned subsidiary of Dolphin.

The consideration paid by Dolphin in connection with the acquisition of the Company was approximately $10.0 million, which is subject to adjustments based on a customary post-closing cash consideration adjustment.

In connection with its acquisition, on October 2, 2023, the Company became a party to a loan agreement with BankUnited (“BankUnited Loan Agreement”), which was entered into on September 29, 2023 by certain subsidiaries of Dolphin. The BankUnited Loan Agreement includes: (i) $5,800,000 secured term loan (“BKU Term Loan”), (ii) and $750,000 of a secured revolving line of credit (“BKU Line of Credit”) and (iii) $400,000 Commercial Card (“BKU Commercial Card”), which mature in September 2026. The BankUnited Credit Facility contains certain financial and liquidity covenants.

Proceeds from the BKU Term Loan were partially used to finance Dolphin’s acquisition of the Company.

The Company evaluated its September 30, 2023 and 2022 financial statements for subsequent events through December 18, 2023, and is not aware of any subsequent events which would require recognition or disclosure in the financial statements other than those disclosed.

10